Exhibit 99.1

SciQuest Announces First Quarter Results

MORRISVILLE, N.C., April 28, 2016 (GLOBE NEWSWIRE) -- SciQuest, Inc. (Nasdaq:SQI), the leading public provider of spend management solutions delivering value beyond savings, today announced its financial results for the first quarter ended March 31, 2016.

“First quarter financial results were at or above the high end of the guidance ranges for the third quarter in a row. We continued to generate high average selling prices to new customers in addition to healthy cross-selling to existing customers. On the operations front, we enhanced our go-to-market strategy to enhance recurring revenue retention rates, and we completed the development work associated with our latest software update that we released earlier this month,” said Stephen Wiehe, Chief Executive Officer of SciQuest. “Looking forward, we are on-track to achieve all of our previously communicated goals for the year and beyond, including those related to growing revenue and increasing our already healthy profitability.”

First Quarter 2016 Results

in millions, except for per share items and adjusted EBITDA margin
Metric	First Quarter 2016	First Quarter 2015

GAAP
Revenues	$26.9	$25.9
Income (loss) from operations	$0.9	$(0.5)
Net income (loss)	$1.1	$(0.3)
Diluted / basic net income (loss) per share	$0.04	$(0.01)
Weighted average diluted / basic shares outstanding	28.0	27.6

Non-GAAP
Revenues(1)	see above	$26.0
Income from operations(2)	$3.7	$2.2
Adjusted EBITDA(3)	$5.7	$3.8
Adjusted EBITDA margin(3)	21.2%	14.8%
Net income(4)	$2.4	$1.3
Diluted net income per share(4)	$0.09	$0.05
Weighted average diluted shares outstanding	28.0	27.9

Business Outlook

SciQuest affirmed its full year 2016 guidance. In addition, the company issued second quarter 2016 guidance as follows:

in millions, except for net income per share and adjusted EBITDA margin
Metric	Low	High

SECOND QUARTER 2016
GAAP
Revenues	$27.0	$27.2
Diluted net income per share	$0.02	$0.03
Weighted average diluted shares outstanding	Approximately 27.9

Non-GAAP
Diluted net income per share(4)	$0.07	$0.08

FULL YEAR 2016
GAAP
Revenues	$109	$111
Diluted net income per share	$0.11	$0.13
Weighted average diluted shares outstanding	Approximately 28.0
Net cash provided by operating activities	$20	$22
Capitalization of software development costs	Approximately $6
Purchase of property and equipment	Approximately $3

Non-GAAP
Adjusted EBITDA margin(3)	Approximately 21.5%
Diluted net income per share(4)	$0.32	$0.34
Free cash flow(5)	$11	$13

Reconciliations of the most comparable GAAP financial measure to the non-GAAP measures used in the tables above are included with the financial tables at the end of this release.

ENDNOTES

1.	Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment. The most recent period in which SciQuest generated non-GAAP revenues was the third quarter of 2015.
2.

Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs.

3.

Adjusted EBITDA deducts from net income the purchase accounting deferred revenue adjustment; stock-based compensation; depreciation and amortization; income tax; total other expenses, net; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by non-GAAP revenue or GAAP revenue if there is no purchase accounting deferred revenue adjustment in the period.

4.

Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation; the amortization of (i) intangible assets and (ii) acquired software; and, when applicable: (i) acquisition related costs and (ii) headquarter relocation costs. Non-GAAP net income includes the burden of the tax effect related to these excluded items.

5.	Free cash flow is defined as net cash provided by operating activities less (i) the purchase of property and equipment and (ii) capitalization of software development costs.

Conference Call Information

What:	SciQuest’s first quarter results conference call
When:	Thursday, April 28, 2016
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international
Live and replay conference ID code: 1363-4987

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures when reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) depreciation and amortization; (ii) stock-based compensation; (iii) purchase accounting deferred revenue adjustment; (iv) other significant items, when applicable; and (v) the beneficial income tax effect related to these included items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq:SQI) is the leading public provider of spend management solutions delivering value beyond savings. Through the continued release of key innovative technology and a fanatical drive toward making our customers successful, we deliver exceptional value in user experience, productivity and operational efficiency. Our cloud-based, mobile-enabled, source-to-settle platform addresses all stages of procurement from the automation of core processes to enabling sophisticated, strategic and multifaceted sourcing solutions. We specialize in handling simple procurement needs to the most advanced supplier and supply chain requirements. SciQuest serves a wide range of industries and organizations including many of the Global Fortune 500. For more information visit http://www.sciquest.com

To join the conversation, please visit our blog at http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest’s possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to future revenue and revenue growth rates, adjusted EBITDA margins, recurring revenue retention rates and all statements in the “Business Outlook” section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, “accelerates,” “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in “Part I, Item 1A, Risk Factors” and elsewhere in SciQuest’s most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission (“SEC”). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled “Our actual operating results may differ significantly from our guidance”, “If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected”, “Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results” and “We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth.” The company’s SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company’s website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SQI-F

SCIQUEST, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amounts)

	As of March 31,	As of December
	2016	31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$54,768	$67,893
Short-term investments	81,553	74,612
Accounts receivable, net	10,126	12,632
Prepaid expenses and other current assets	3,258	3,253
Total current assets	149,705	158,390
Property and equipment, net	15,045	15,200
Goodwill	62,324	61,500
Intangible assets, net	17,560	18,510
Deferred commissions	6,462	6,745
Deferred tax asset, net of deferred tax liability	11,364	11,296
Other	262	260
Total assets	$262,722	$271,901
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$251	$183
Accrued liabilities	7,529	11,006
Deferred revenues	53,293	60,697
Total current liabilities	61,073	71,886
Deferred revenues, less current portion	7,972	9,479
Deferred rent, less current portion	1,929	1,949
Stockholders’ equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,808 and 27,851 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively	28	28
Additional paid-in capital	213,774	212,129
Accumulated other comprehensive loss	(5,010)	(6,055)
Accumulated deficit	(16,457)	(17,515)
Treasury stock, at cost, 45 shares as of March 31, 2016	(587)	0
Total stockholders’ equity	191,748	188,587
Total liabilities and stockholders’ equity	$262,722	$271,901

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in thousands except per share amounts)

	Three Months Ended March 31,
	2016	2015
	(unaudited)

Revenues	$26,895	$25,941
Cost of revenues (1)(2)	8,443	8,328
Gross profit	18,452	17,613
Operating expenses: (1)
Research and development	7,061	7,072
Sales and marketing	6,817	7,006
General and administrative	3,033	3,349
Amortization of intangible assets	615	735
Total operating expenses	17,526	18,162
Income (loss) from operations	926	(549)
Other income (expense), net:
Interest income	281	150
Other income (expense), net	-	(188)
Total other income (expense), net	281	(38)
Income (loss) before income taxes	1,207	(587)
Income tax (expense) benefit	(149)	298
Net income (loss)	$1,058	$(289)

Other comprehensive income (loss):
Foreign currency translation adjustments	1,045	(1,643)
Comprehensive income (loss)	$2,103	$(1,932)

Net income (loss) per share
Basic	$0.04	$(0.01)
Diluted	$0.04	$(0.01)

Weighted average shares outstanding used in computing per share amounts

Basic	27,847	27,584
Diluted	27,998	27,584

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended March 31,
	2016	2015
	(unaudited)
Cost of revenues	$209	$185
Research and development	144	128
Sales and marketing	552	370
General and administrative	738	786
	$1,643	$1,469

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$1,293	$917
Amortization of acquired software:	497	497
	$1,790	$1,414

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)
Cash flows from operating activities
Net income (loss)	$1,058	$(289)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,144	2,889
Loss on disposal of fixed assets	4	-
Stock-based compensation expense	1,643	1,469
Deferred taxes	(68)	(298)
Changes in operating assets and liabilities:
Accounts receivable	2,518	3,274
Prepaid expense and other current assets	16	(181)
Deferred commissions and other assets	281	216
Accounts payable	68	(143)
Accrued liabilities	(3,745)	(3,076)
Deferred revenues	(8,961)	(5,561)
Deferred rent	(20)	(32)
Net cash used in operating activities	(4,062)	(1,732)
Cash flows from investing activities
Addition of capitalized software development costs	(1,427)	(1,483)
Purchase of property and equipment	(395)	(736)
Purchase of short-term investments	(73,941)	(32,478)
Maturities of short-term investments	67,000	32,500
Net cash used in investing activities	(8,763)	(2,197)
Cash flows from financing activities
Proceeds from exercise of common stock options	2	71
Purchases of treasury stock	(587)	-
Proceeds from employee stock purchase plan activity	239	272
Net cash (used in) provided by financing activities	(346)	343
Effect of exchange rate change on cash and cash equivalents	46	23
Net decrease in cash and cash equivalents	(13,125)	(3,563)
Cash and cash equivalents at beginning of the period	67,893	59,419
Cash and cash equivalents at end of the period	$54,768	$55,856

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net Income (Loss) to Non-GAAP Net Income:	Three Months Ended March 31,
	2016	2015
Net income (loss)	$1,058	$(289)
Purchase accounting deferred revenue adjustment	-	28
Amortization of intangible assets	615	735
Amortization of acquired software	497	497
Stock-based compensation	1,643	1,469
Tax effect of adjustments	(1,393)	(1,132)
Non-GAAP net income	$2,420	$1,308

Non-GAAP net income per share:
Basic	$0.09	$0.05
Diluted	$0.09	$0.05

Weighted average shares outstanding used in computing per share amounts:
Basic	27,847	27,584
Diluted	27,998	27,889

Reconciliation of Income (Loss) from Operations to Non-GAAP Income from Operations:	Three Months Ended March 31,
	2016	2015
Income (loss) from operations	$926	$(549)
Purchase accounting deferred revenue adjustment	-	28
Amortization of intangible assets	615	735
Amortization of acquired software	497	497
Stock-based compensation	1,643	1,469
Non-GAAP income from operations	$3,681	$2,180

Reconciliation of Net Income (Loss) to Adjusted EBITDA:	Three Months Ended March 31,
	2016	2015
Net income (loss)	$1,058	$(289)
Income tax expense (benefit)	149	(298)
Total other (income) expense, net	(281)	38
Purchase accounting deferred revenue adjustment	-	28
Depreciation and amortization	3,144	2,889
Stock-based compensation	1,643	1,469
Adjusted EBITDA	$5,713	$3,837

Calculation of Adjusted EBITDA Margin:	Three Months Ended March 31,
	2016	2015
Adjusted EBITDA	$5,713	$3,837
÷ Non-GAAP revenues	26,895	25,969
Adjusted EBITDA margin	21.2%	14.8%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended March 31,
	2016	2015
Operating expenses	$17,526	$18,162
Amortization of intangible assets	(615)	(735)
Stock-based compensation	(1,434)	(1,284)
Non-GAAP operating expenses	$15,477	$16,143

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow	Three Months Ended March 31,
	2016	2015
Net cash provided by (used in) operating activities	$(4,062)	$(1,732)
Purchase of property and equipment	(395)	(736)
Capitalization of software development costs	(1,427)	(1,483)
Free cash flow	$(5,884)	$(3,951)

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended March 31,
	2016	2015
Revenues	$26,895	$25,941
Purchase accounting deferred revenue adjustment	-	28
Non-GAAP revenues	$26,895	$25,969

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended March 31,
	2016	2015
Cost of revenues	$8,443	$8,328
Amortization of acquired software	(497)	(497)
Stock-based compensation	(209)	(185)
Non-GAAP cost of revenues	$7,737	$7,646

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended March 31,
	2016	2015
Research and development	$7,061	$7,072
Stock-based compensation	(144)	(128)
Non-GAAP research and development	$6,917	$6,944

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended March 31,
	2016	2015
Sales and marketing	$6,817	$7,006
Stock-based compensation	(552)	(370)
Non-GAAP sales and marketing	$6,265	$6,636

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended March 31,
	2016	2015
General and administrative	$3,033	$3,349
Stock-based compensation	(738)	(786)
Non-GAAP general and administrative	$2,295	$2,563

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended March 31,
	2016	2015
Amortization of intangible assets	$615	$735
Amortization of intangible assets	(615)	(735)
Non-GAAP amortization of intangible assets	$-	$-

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net Income per Share Outlook to Non-GAAP Income per Share Outlook:	Three Months Ended June 30, 2016		Twelve Months Ended December 31, 2016
	Low end of Range	High end of Range	Low end of Range	High end of Range
Net income per share	$0.02	$0.03	$0.11	$0.13
Amortization of intangible assets per share and acquired	0.04	0.04	0.15	0.15
software per share
Stock-based compensation per share	0.06	0.06	0.24	0.24
Tax effect of adjustments per share	(0.05)	(0.05)	(0.18)	(0.18)
Non-GAAP net income per share	$0.07	$0.08	$0.32	$0.34

Reconciliation of Net Income to Adjusted EBITDA:			Twelve Months Ended December 31, 2016
				Expected
Net income				$3,600
Income tax expense				2,200
Other income, net				700
Depreciation and amortization				10,700
Stock-based compensation				6,700
Adjusted EBITDA				$23,900

Calculation of Adjusted EBITDA Margin:			Twelve Months Ended December 31, 2016
				Expected
Adjusted EBITDA				$23,900
÷ Non-GAAP Revenues (High End of Range)				111,000
Adjusted EBITDA margin				21.5%

Reconciliation of Net Cash Provided by Operating Activities Outlook to Free Cash Flow Outlook:	Twelve Months Ended December 31, 2016
	Low end of Range	High end of Range
Net cash provided by operating activities	$20,000	$22,000
Capitalization of software development costs	(6,000)	(6,000)
Purchase of property and equipment	(3,000)	(3,000)
Free cash flow	$11,000	$13,000

SciQuest Media contact:

SciQuest, Inc.
Roberta Patterson, 919-659-2230
rpatterson@SciQuest.com

Edelman for SciQuest
Megan Smith, 404-832-6776
Megan.smith3@edelman.com

SciQuest Investor contact:

Jamie Andelman
SciQuest, Inc., 919-659-2322
jandelman@sciquest.com